JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                  Supplements to Prospectus dated July 1, 1997


                          John Hancock Active Bond Fund

Currently, the Fund has a policy allowing 25% of total assets to be invested in junk bonds but also has a policy requiring 75% of the fund's debt securities (other than commercial paper) to consist of investment grade debt securities and their unrated equivalent. These two policies imperfectly overlap therefore creating a conflicting measure of debt ratings. The change set forth below will eliminate this conflict.

Replace the second sentence of the second paragraph on page 8 of the Prospectus with the following:

At least 75% of the Fund's total assets will consist of investment grade debt securities (i.e. within the four highest grades as determined by Standard & Poor's Ratings Group ("S&P"), AAA, AA, A or BBB, or by Moody's Investors Service, Inc. ("Moody's"), Aaa, Aa, A or Baa); or debt securities of banks, the U.S. Government, its agencies or instrumentalities and other issuers not rated as a matter of policy by S&P or Moody's that are the unrated equivalent of investment grade; or cash and cash-equivalents.

                       John Hancock Fundamental Value Fund

On December 3, 1997, the Trustees of John Hancock Fundamental Value Fund (the "Fund") voted to change the Fund's name to John Hancock Small Capitalization Value Fund effective January 1, 1998. This change more accurately reflects the Fund's investment strategy. To add further clarity, the investment policy is amended to reflect a high level of investment in securities of small capitalization issuers.

Replace the first three paragraphs on page 11 of the Prospectus with the following:

Under normal circumstances, the Fund will invest at least 80% of its total assets in common stocks and other equity securities, including convertible securities, preferred stocks and warrants, of domestic and foreign issuers of small-sized companies with a total market capitalization of $1 billion or less ("small capitalization companies"). Higher risks are often associated with investments in companies with small market capitalizations. See "Smaller Capitalization Companies."

The Fund's investment policy reflects the Adviser's belief that while the securities markets tend to be efficient, sufficiently persistent price anomalies exist which the disciplined active equity manager seeks to exploit to achieve an above-average rate of return.

                  John Hancock Small Capitalization Equity Fund

On December 3, 1997, the Trustees of John Hancock Small Capitalization Equity Fund (the "Fund") voted to change the Fund's name to John Hancock Small Capitalization Growth Fund effective January 1, 1998. The change more accurately reflects the Fund's strategy to invest in common stocks of rapidly growing smaller capitalization companies offering above average growth potential. This strategy has been in place since inception.

                      John Hancock Multi-Sector Growth Fund

The discussion of who is responsible for the day-to-day management of the Fund contained in the "Organization and Management of the Fund" section is replaced with the following:

Barbara C. Friedman, CFA, is leader of the fund's portfolio management team. A senior vice president of the Adviser, Ms. Friedman has been a member of the management team since joining John Hancock Funds in January 1998. Ms. Friedman has been in the investment business since 1973.

January 26, 1998

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                  Supplements to Prospectus dated July 1, 1997


                      John Hancock Dividend Performers Fund

The Dividend Performers Fund's (the "Fund") strategy seeks to invest in common stocks with a record of having increased their dividends in each of the preceding ten or more years. Therefore, The Fund's investment policy regarding fixed income and below investment grade securities is being eliminated. The Fund's strategy as well as its team leader, John F. Snyder, III, have been in place since the Fund's inception.

In order to accomplish this change the Prospectus should be modified as follows:

Delete the second paragraph on page 12 and replace with the following:

Under normal circumstances, the Fund invests at least 65% of its total assets in dividend paying securities. The Adviser expects that common stocks will ordinarily offer the greatest dividend paying potential and will constitute a majority of the Fund's assets. For defensive purposes, however, the Fund may temporarily hold high grade short-term debt securities. The Adviser and the Fund's subadviser, Sovereign Asset Management Corp. ("SAMCorp"), will select securities for the Fund's portfolio mainly for their investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earnings power, marketability and prospects for future growth.

Delete the fourth paragraph on page 12 of the Prospectus.

The paragraph under the following heading in the "Organization and Management of the Funds" section on page 23 of the prospectus is replaced as follows:

Dividend Performers Fund

John F. Snyder, III, assisted by a group of portfolio managers and analysts, has been primarily responsible for management of the Fund since its inception. Mr. Snyder is an executive vice president of the Adviser, has been in the investment business since 1972 and has been associated with the Adviser since 1991.

Delete all references to Dividend Performers Fund under the heading "Lower Rated Securities" on page 30 of the Prospectus.

November 17, 1997


                          John Hancock Global Bond Fund

Replace the second sentence of the fourth paragraph on page 9 of the Prospectus with the following:

The Fund may, however, invest less than 35% of its total assets in fixed-income debt securities rated, at the time of investment, as low as CCC by S&P or Caa by Moody's or their respective equivalent ratings and unrated securities of comparable credit quality.


September 10, 1997

KBOPS2  1/98